UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2015

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 11, 2015, Zayo Group Holdings, Inc. (the “Company”) issued a press release setting forth its financial results for the quarter ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (“SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 7.01.  Regulation FD Disclosure.

The Company prepared a slide presentation in connection with its February 11, 2015 earnings conference call and webcast.  A copy of the slide presentation is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 and Exhibit 99.2, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (“SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated February 11, 2015.
99.2	Slide Presentation dated February 11, 2015.

The information contained in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.
By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED:  February 11, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 11, 2015.
99.2	Slide Presentation dated February 11, 2015.